Exhibit 10.10

[***]    TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

SECOND AMENDMENT TO SERVICING AGREEMENT

        THIS SECOND AMENDMENT TO SERVICING AGREEMENT is made as of June 26, 2003, by and between MRC RECEIVABLES CORPORATION, a Delaware corporation (the “Borrower”), MIDLAND CREDIT MANAGEMENT, INC., a Kansas corporation (the “Servicer”), and CFSC CAPITAL CORP. VIII, a Delaware corporation (the “Lender”).

Recitals

        WHEREAS, the Borrower, the Servicer and the Lender have entered into a Servicing Agreement dated as of December 20, 2000, as amended by Amendment to Servicing Agreement dated as of May 1, 2002 (the “Servicing Agreement”), pursuant to which the Servicer agreed to service on behalf of the Borrower and the Lender certain asset pools now or in the future owned by the Borrower.

        WHEREAS, the Borrower and Servicer have requested that the Lender enter into this Second Amendment to Servicing Agreement (the “Second Amendment”) to change the Servicing Fee payable to the Servicer, to add certain Legal Outsourcing Management Fees (as defined below) and to permit the Servicer to withhold its Servicing Fees (as defined in the Servicing Agreement) and Legal Outsourcing Management Fees from Asset Pool Proceeds (as defined in the Credit Agreement between the Borrower and Lender dated as of December 20, 2000, as amended the “Credit Agreement”) prior to the deposit of Asset Pool Proceeds in the Collateral Account (as defined in the Credit Agreement).

        WHEREAS, the Lender has agreed to permit such change in the Servicing Fees, the addition of Legal Outsourcing Management Fees, and the netting of Servicing Fees and Legal Outsourcing Management Fees pursuant to the terms and subject to the conditions set forth in this Second Amendment.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Servicer, the Lender and the Borrower hereby agree as follows:

    1.        Definitions. The terms defined in the preamble hereto shall have the meanings therein assigned to them, and all other defined terms used in this Second Amendment shall have the meanings assigned to them in the Servicing Agreement, unless otherwise specified herein.

[***]     Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

    2.        Netting of Servicing Fees and Legal Outsourcing Management Fees. So long as no Default, Event of Default, Asset Pool Shortfall or Termination Event has occurred, and notwithstanding the requirements of Section 2.8 and Section 2.9 of the Servicing Agreement, until the Lender or Borrower delivers to the Servicer written notice withdrawing the consent hereby granted, the Servicer may, with respect to a particular Asset Pool and otherwise in accordance with the terms and provisions of the Credit Agreement and the Servicing Agreement without further authorization from the Lender or Borrower and, prior to the deposit of Asset Pool Proceeds in the Collateral Account, pay directly to itself from the Servicer’s Collection Account all Servicing Fees and Legal Outsourcing Management Fees earned with respect to that Asset Pool that are due and payable to the Servicer; provided, however, that Asset Pool Proceeds collected with respect to a particular Asset Pool shall be used only to pay Servicing Fees and Legal Outsourcing Management Fees earned with respect to that Asset Pool and shall not be used to pay Servicing Fees or legal Outsourcing Management Fees earned with respect to any other Asset Pool.

    3.        Accounting for Servicing Fees. The Servicer shall provide to the Lender on each Distribution Date, for each Asset Pool, a separate detailed accounting of all Servicing Fees and Legal Outsourcing Management Fees actually incurred and paid to the Servicer for the immediately preceding Distribution Period. In the event that the amounts paid exceed or fall short of the Servicing Fees and Legal Outsourcing Management Fees actually due and payable pursuant to the Credit Agreement and/or the Servicing Agreement for such preceding Distribution Period, an appropriate adjustment shall be made by disbursements approved in writing by the Lender pursuant to Section 2.8 of the Credit Agreement.

    4.        Withdrawal of Consent. Either the Lender or the Borrower may withdraw its consent granted pursuant to Section 2 of this Second Amendment for any reason or for no reason, at its sole discretion. Such consent shall be deemed withdrawn immediately upon the delivery of written notice thereof by telecopier as provided pursuant to Section 7.2 of the Servicing Agreement. From and after delivery of such a withdrawal notice, the Servicing Fees shall be due and payable only pursuant to a Distribution Request duly approved by the Lender in accordance with Section 2.8 of the Credit Agreement.

    5.        Redirection of Servicer’s Lockbox. Section 2.8 of the Servicing Agreement is amended by deleting the second sentence thereof, which reads as follows: “To the extent that Asset Pool Proceeds are received by check or otherwise in the Servicer’s Lockbox or are received through the Servicer’s preparation of “laser checks”, the Servicer will cause such Asset Pool Proceeds to be deposited directly into the Collateral Account” and inserting in its place the following sentence: “Servicer is authorized to redirect Asset Pool Proceeds received in the Servicer’s Lockbox and “laser checks” for deposit in Servicer’s Collection Account.”

    6.        Remittance of Asset Pool Proceeds. For purposes of determining the amount that the Servicer shall cause to be deposited in the Collateral Account pursuant to Section 2.8 of the Servicing Agreement, the term “Asset Pool Proceeds” shall be deemed to exclude Borrower Payments, Servicing Fees and Legal Outsourcing Management Fees that Borrower and Servicer are allowed to withhold pursuant to the terms of the Credit Agreement and the Servicing Agreement.

    7.        Change to Servicing Fees/Legal Outsourcing Management Fee. Section 3.1(b) and Exhibit C shall be deleted in their entirety. Section 3.1(b) shall be amended to read as follows:

“From and after April 18, 2003, the Servicing Fee payable to the Servicer with respect to a particular Asset Pool pursuant to this Agreement shall be an amount equal to [***] percent ( [***] %) of all Asset Pool Proceeds from such Asset Pool deposited in the Servicer’s Collection Account during a Distribution Period.”

    8.        Legal Outsourcing Management Fee. As compensation for its services in managing the legal placement of accounts through Automated Collections Control, Inc. d/b/a YouveGotClaims.com (together with each collections attorney engaged in connection with the use thereof, “YGC”), Servicer shall receive a Legal Outsourcing Management Fee equal to [***] percent ([***] %) of all Asset Pool Proceeds for a particular Asset Pool received through the use of YGC (the “Legal Outsourcing Management Fee”), out of which fee Servicer shall be responsible for paying all fees owing to YGC (but not the Permitted Third-Party Costs incurred by, or the Permitted Third-Party Fees payable to, the collections attorneys engaged in connection with the use of YGC).

    9.        Representations and Warranties; No Default; Authority. The Borrower and Servicer, each as to itself, represent and warrant to the Lender that all of their respective representations and warranties in the Servicing Agreement are true as of the date of this Second Amendment and that no Termination Event has occurred pursuant to the Servicing Agreement or any Loan Document. The Borrower and the Servicer each have full authority to enter into this Second Amendment. This Second Amendment will not violate the terms and provisions of any other contract to which the Borrower, the Servicer, or any of their respective Affiliated Parties is a party.

    10.        No Waiver; Effect of Amendment. The terms and provisions of the Servicing Agreement, as amended hereby, shall remain in full force and effect, and the parties hereto agree that this Second Amendment shall not be and is not intended to constitute a waiver of any of the terms and provisions of the Servicing Agreement.

    11.        Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

    12.        Counterpart Signatures. This Second Amendment may be executed in counterpart originals, all of which, when combined, shall constitute one document binding on all of the parties hereto.

         [Signature page follows]

[***]     Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective as of the date first above written.

MRC RECEIVABLES CORPORATION (Borrower)

By: /s/ Carl C. Gregory, III
Name: Carl C. Gregory, III
Title: President

CFSC CAPITAL CORP. VIII (Lender)
By: /s/Jeffrey A. Parker Name: Jeffrey A. Parker
Title: President

MIDLAND CREDIT MANAGEMENT, INC. (Servicer)

By: /s/ Carl C. Gregory, III
Name: Carl C. Gregory, III
Title: President & CEO

[Signature Page to Second Amendment to Servicing Agreement]